Supplement to Prospectus Dated May 1, 1997
                       Supplement Dated September 24, 1997


This Supplement is to be placed immediately preceding the Table of Contents of the Prospectus.

The section entitled "PURCHASING ANNUITIES - Application and Initial Payment" is amended as follows:

The minimum initial Purchase Payment is $1,000 on any group annuity contract or any Annuity issued pursuant to this Prospectus that is owned on its Issue Date by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) the then current spouse of any such person; (d) the parents of any such person noted in (b) or (c), above; and (e) such person's child or other legal dependent under the age of 21.


CH2-SUPP (9/97)